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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported):  MARCH 22, 2002



                              MICHAELS STORES, INC.
            (Exact Name of Registrant as Specified in its Charter)



         DELAWARE                  001-09338                    75-1943604
(State or Other Jurisdiction     (Commission                  (IRS Employer
     of Incorporation)           File Number)               Identification No.)


    8000 BENT BRANCH DRIVE
    IRVING, TEXAS                                               75063-6041
    (Address of Principal Executive Offices)                    (Zip Code)

    Registrant's telephone number, including area code:  (972) 409-1300


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ITEM 5.  OTHER EVENTS.

    On March 22, 2002, Michaels Stores, Inc. (the "Company") issued a press release announcing that the Company's 2002 Annual Meeting of Stockholders will be held on June 20, 2002. A copy of the press release is incorporated herein by reference and is attached hereto as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (c)  Exhibits:

    Exhibit
    Number    Description
    ------    -----------
     99.1     Press Release, dated March 22, 2002

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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MICHAELS STORES, INC.



                                       By:  /s/ Bryan M. DeCordova
                                          --------------------------------------
                                          Bryan M. DeCordova, Executive Vice
                                          President -- Chief Financial Officer


Date:  March 22, 2002

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                                INDEX TO EXHIBITS

Exhibit
Number    Description
------    -----------
 99.1     Press Release, dated March 22, 2002